UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2021

Pyxus International, Inc.
(Exact name of Registrant, as specified in its charter)

Virginia	001-13684	85-2386250
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
8001 Aerial Center Parkway
Morrisville, North Carolina 27560-8417
(Address of principal executive offices, including zip code)
(919) 379-4300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On August 19, 2021, Pyxus International, Inc. (the “Company”) held its 2021 annual meeting of shareholders (the “Annual Meeting”).

(b) At the Annual Meeting, the matters submitted to a vote of shareholders, and outcome of the vote, were as follows:

(1) Each of Patrick B. Fallon, Robert D. George, Carl L. Hausmann, Holly Kim, Cynthia P. Moehring, J. Pieter Sikkel and Richard J.C. Topping was elected as a director for a one-year term expiring at the 2022 annual meeting of shareholders;

(2) The appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending March 31, 2022 was ratified;

(3) A resolution to approve, on an advisory basis, the compensation paid to the Company’s named executive officers, was adopted;

(4) Shareholders selected, on an advisory basis, “every one year” as the frequency of future advisory votes on the compensation of the Company’s named executive officers; and

(5) The Pyxus International, Inc. 2020 Incentive Plan was approved

The voting results with respect to these matters are set forth in the tables below:

1. Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Patrick B. Fallon	15,869,166	4,293,145	1,377,562
Robert D. George	20,108,677	53,634	1,377,562
Carl L. Hausmann	20,124,866	37,445	1,377,562
Holly Kim	15,869,166	4,293,145	1,377,562
Cynthia P. Moehring	20,106,151	56,160	1,377,562
J. Pieter Sikkel	19,699,317	462,994	1,377,562
Richard J.C. Topping	20,124,866	37,445	1,377,562

2. Ratification of Independent Auditors

Votes For	Votes Against	Votes Abstained
21,523,491	16,382	0

There were no broker non-votes with respect to the ratification of independent auditors.

3. Advisory Vote on Compensation of Named Executive Officers

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
20,082,728	74,148	5,435	1,377,562

4. Advisory Vote on Frequency of Future Advisory Votes on Compensation of Named
Executive Officers

Every 1 Year	Every 2 Years	Every 3 Years	Votes Abstained	Broker Non-Votes
20,152,872	1,160	3,026	5,253	1,377,562

In accordance with the results of this vote, the Company’s Board of Directors determined to hold annual future advisory shareholder votes on the compensation of the Company’s named executive officers, as required by the Dodd-Frank Act and related SEC regulations, until the occurrence of the next advisory shareholder vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

5. Approval of the Pyxus International, Inc. 2020 Incentive Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
20,084,128	69,004	9,179	1,377,562

As the effectiveness of the Pyxus International, Inc. 2020 Incentive Plan (the “2020 Incentive Plan”) was not conditioned upon shareholder approval, the Company filed a Form 8-K on November 20, 2020 in connection with the adoption of the 2020 Incentive Plan by the Company’s Board of Directors, which Form 8-K includes a brief description of the terms and conditions of the 2020 Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 19, 2021

PYXUS INTERNATIONAL, INC.

By:	/s/ William L. O’Quinn, Jr.

William L. O’Quinn, Jr.
Senior Vice President – Chief Legal
Officer and Secretary

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